RULE 497(e)
333-69386

SUPPLEMENT DATED NOVEMBER 18, 2011

TO THE PROSPECTUS DATED MAY 1, 2011

FOR PENN FREEDOM VARIABLE ANNUITY,

ISSUED BY

THE PENN MUTUAL LIFE INSURANCE COMPANY

AND FUNDED THROUGH

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

THE PENN MUTUAL LIFE INSURANCE COMPANY

PHILADELPHIA, PA 19172

800-523-0650

IMPORTANT NOTICE

THIS SUPPLEMENT REVISES INFORMATION CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

This supplement applies to contracts purchased after November 17, 2011.

The second bullet on page one of the prospectus is replaced in its entirety as follows:

•

has a fixed component, which means that your Fixed Account Value and any fixed payout will be based on purchase payments accumulated with interest which will vary, but will never be less than a guaranteed minimum rate (guaranteed rate is determined at the issue of the Contract and stays the same for the life of the Contract),

The prospectus contains a section captioned “MORE INFORMATION ABOUT THE FIXED INTEREST ACCOUNTS.” The first subsection under that section is captioned “General Information.” The first paragraph of that subsection is replaced in its entirety as follows:

You may allocate or transfer your Account Value to one or more of the following fixed interest accounts:

(1) the Three Year Fixed Interest Account; (2) the Five Year Fixed Interest Account; and (3) the Seven Year Fixed Interest Account. We periodically declare an effective annual interest rate applicable to allocations to the various fixed interest accounts. For each amount allocated to one of the fixed interest accounts, interest will be credited at an annual effective interest rate declared by us each month. The declared rate of interest will apply through the end of the thirty-six month, sixty month or eighty-four month period, as applicable, which begins on the first day of the calendar month in which the allocation is made. We guarantee an effective annual rate of interest on allocations to all fixed interest accounts equal to the minimum rate prescribed by a formula established by the National Association of Insurance Commissioners.

The third paragraph of that subsection is replaced in its entirety as follows:

If you participate in our dollar cost averaging program, you may allocate new Purchase Payments to a Six Month or Twelve Month Dollar Cost Averaging Account in our fixed interest account. The interest rate that you earn is set at the time that you invest and will not vary during the period. We guarantee an effective annual rate of interest on allocations to all fixed interest accounts equal to the minimum rate prescribed by a formula established by the National Association of Insurance Commissioners. If you stop dollar cost averaging while the money is allocated to the Dollar Cost Averaging Account, your money will be transferred to the Money Market Subaccount.

The following paragraphs are added immediately following the third paragraph:

The Minimum Guaranteed Interest Rate applicable for any Fixed Dollar Cost Averaging Option of the Fixed Account (according to your Contract) is determined on the Contract Date. The rate can range between 1% and 3%, unless applicable law permits a reduction. The minimum guaranteed interest rate for any Fixed Interest Account is determined based on a formula established by state law as described below.

The Minimum Guaranteed Interest Rate is the lesser of (1) 3% and (2) the average over a 12-month period, rounded to the nearest  1/20th of 1%, of the 5-year constant maturity treasury rate reduced by 125 basis points, where the resulting interest rate is not less than 1%. This rate is set by the Company quarterly on January 1, April 1, July 1 and October 1. This rate is the minimum guaranteed interest rate for the life of the Contract. The calculated guaranteed rate will never be lower than the minimum nonforfeiture rate.

The replaced and new paragraphs do not apply and there are no changes for contract owners who purchased a contract prior to November 18, 2011.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

PM5580